================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

 Date of report (Date of earliest event reported): On or about October 31, 2006

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

        Massachusetts                 333-114018                04-2955061
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

     31 Market Street, Ipswich, Massachusetts                     01938
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.01  Completion of Acquisition or Disposition of Assets

On October 31, 2006, The First National Bank of Ipswich (the "Bank"), a wholly-owned subsidiary of First Ipswich Bancorp, completed its initial transfer of trust department assets to Eastern Bank ("Eastern"). The purchase price paid in connection with the initial transfer on October 31, 2006 was $480,000. The transfer was made pursuant to the Bank's agreement with Eastern dated as of August 24, 2006. The agreement contemplates additional transfers at a later date.

The foregoing description of the agreement is qualified in its entirety by the full text of the agreement, which is incorporated herein by reference to Exhibit
10.1 to the Company's Current Report on Form 8-K filed on August 24, 2006.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.   Description
-----------   -----------

Exhibit 10.1 Agreement for the Acquisition of Accounts and Certain Assets Relating to the Trust Business of The First National Bank of Ipswich by Eastern Bank, dated August 24, 2006 (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on August 24, 2006).

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP

Date: October 31, 2006                    By: /s/ Timothy L. Felter
                                              ---------------------
                                              Timothy L. Felter
                                              Senior Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Exhibit Description
-----------       -------------------

10.1 Agreement for the Acquisition of Accounts and Certain Assets Relating to the Trust Business of The First National Bank of Ipswich by Eastern Bank, dated August 24, 2006 (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on August 24, 2006).